SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                           AMENDMENT NO. 1 TO FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 17, 2005

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                     000-28223           65-0510294
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)  (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)


                               600 Bayview Avenue
                             Inwood, New York 11096
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 239-7000
                            (ISSUER TELEPHONE NUMBER)

                           CHAMPIONLYTE HOLDINGS, INC.
                           3450 Park Central Boulevard
                          Pompano Beach, Florida 33064
                            (FORMER NAME AND ADDRESS)


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

     (i) On June 17, 2005, Massella & Associates, CPA, PLLC ("Massella & Associates") was dismissed as the independent auditor for the Company and replaced by Friedman & Co., LLP ("Friedman") as our principal independent auditors. This decision to engage Friedman was ratified by the majority approval of our Board of Directors.

     (ii) Massella & Associates report on the financial statements for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because the realization of a major portion of our assets is dependent upon our ability to meet our future financing requirements and the success of our future operations. Theses factors raise substantial doubt about our ability to continue as a going concern.

     (iii) Our Board of Directors participated in and approved the decision to change independent accountants. During the two most recent fiscal years and interim periods subsequent to December 31, 2004, including its review of financial statements through March 31, 2005 and through June 17, 2005, there have been no disagreements with Massella & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Massella & Associates would have caused them to make reference thereto in their report on the financial statements.

     (iv) During the most recent review periods, the interim period subsequent to March 31, 2005 and through June 17, 2005, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (v) We requested that Massella & Associates furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

     (i) We engaged, Friedman & Co., LLP, of East Hanover, New Jersey, as its new independent auditors as of June 17, 2005. Prior to such date, we, did not consult with Friedman & Co., LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Friedman & Co., LLP or (iii) any other matter that was the subject of a disagreement between us and our former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits


                                 NUMBER EXHIBIT
------          ------------------------------------------------------
23.1            Letter from Massella & Associates, CPA, PLLC

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cargo Connection Logistics Holding, Inc.

                                    By: /s/ Jesse Dobrinsky
                                        --------------------------
                                            JESSE DOBRINSKY
                                            President and CEO


Dated: July 25, 2005